EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Samuel M. Skipper, Chairman of the Board and Chief Executive Officer of ECCO Energy Corp. hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Annual Report on Form 10-KSB for the period ended December 31, 2006 (the “Annual Report”) which this statement accompanies fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U>S>C> 78m or 78o(d)) and

(2)	information contained in the Annual report fairly presents, in all material respects, the financial condition and results of operations of ECCO Energy Corp.

By: /s/ Samuel M. Skipper
Name: Samuel M. Skipper
Title: President and CEO

Date: March 30, 2007

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.